                                                    (RIVERSOURCE ANNUITIES LOGO)



RIVERSOURCE(R)
VARIABLE RETIREMENT AND

COMBINATION RETIREMENT ANNUITIES






2007 ANNUAL REPORT




                                                         (CHOOSE PAPERLESS LOGO)

S-6174 Z (5/08)          Issued by: RiverSource Life Insurance Co. of New York,
                                    Albany, NY

                       THIS PAGE LEFT BLANK INTENTIONALLY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of RiverSource of New York Account
4 -- RiverSource(R) Variable Retirement and Combination Retirement Annuities (comprised of 12 subaccounts of RiverSource of New York Account 4, referred to in Note 1) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of RiverSource of New York Account 4 -- RiverSource(R) Variable Retirement and Combination Retirement Annuities' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RiverSource of New York Account 4 -- RiverSource(R) Variable Retirement and Combination Retirement Annuities' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of RiverSource of New York Account 4 -- RiverSource(R) Variable Retirement and Combination Retirement Annuities at December 31, 2007, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota
April 24, 2008


--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                                ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,      RVS VP        RVS VP        RVS VP        RVS VP
DEC. 31, 2007                                       CL B           BAL        CASH MGMT     DIV BOND     DIV EQ INC


ASSETS
Investments, at value(1),(2)                     $7,571,618    $64,147,036   $5,355,614    $21,917,022   $25,130,963
Dividends receivable                                     --             --        1,965          6,128            --
Accounts receivable from RiverSource Life of
NY for contract purchase payments                        --             --        1,231             --           294
Receivable for share redemptions                      8,954             --           --             --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                      7,580,572     64,147,036    5,358,810     21,923,150    25,131,257
====================================================================================================================


LIABILITIES
Payable to RiverSource Life of NY for:
  Mortality and expense risk fee                      6,478         54,932        4,561         18,655        21,488
  Contract terminations                               2,476         44,563           --         22,359            --
Payable for investments purchased                        --             --           --             --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     8,954         99,495        4,561         41,014        21,488
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               7,461,709     62,300,644    5,177,784     21,649,915    24,967,219
Net assets applicable to contracts in payment
period                                              109,909      1,746,897      176,465        232,221       142,550
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $7,571,618    $64,047,541   $5,354,249    $21,882,136   $25,109,769
====================================================================================================================
(1) Investment shares                               285,183      4,250,614    5,358,682      2,086,619     1,547,030
(2) Investments, at cost                         $6,298,525    $63,861,583   $5,356,782    $22,704,379   $18,822,292
--------------------------------------------------------------------------------------------------------------------





                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                               RVS VP
                                                   RVS VP        RVS VP       HI YIELD       THDL VP       RVS VP
DEC. 31, 2007 (CONTINUED)                        GLOBAL BOND       GRO          BOND        INTL OPP      LG CAP EQ


ASSETS
Investments, at value(1),(2)                     $3,438,375    $4,147,437    $7,487,468    $37,884,984   $73,833,379
Dividends receivable                                    791            --         4,165             --            --
Accounts receivable from RiverSource Life of
NY for contract purchase payments                    10,194            --            --             --            --
Receivable for share redemptions                         --            --            --             --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                      3,449,360     4,147,437     7,491,633     37,884,984    73,833,379
====================================================================================================================


LIABILITIES
Payable to RiverSource Life of NY for:
  Mortality and expense risk fee                      2,891         3,570         6,385         32,333        63,222
  Contract terminations                                  --        10,794         4,479         28,710        82,688
Payable for investments purchased                        --            --            --             --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     2,891        14,364        10,864         61,043       145,910
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               3,380,665     4,133,073     7,321,860     37,451,416    72,364,929
Net assets applicable to contracts in payment
period                                               65,804            --       158,909        372,525     1,322,540
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $3,446,469    $4,133,073    $7,480,769    $37,823,941   $73,687,469
====================================================================================================================
(1) Investment shares                               303,753       542,005     1,155,712      2,574,875     2,921,722
(2) Investments, at cost                         $3,228,201    $3,556,702    $8,634,613    $31,786,631   $70,964,003
--------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.

--------------------------------------------------------------------------------
2 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                            SEGREGATED ASSET
                                                                               SUBACCOUNTS
                                                                       --------------------------
                                                                          RVS VP       WF ADV VT
DEC. 31, 2007 (CONTINUED)                                               MID CAP GRO   SM CAP GRO

ASSETS
Investments, at value(1),(2)                                            $26,529,685   $5,895,385
Dividends receivable                                                             --           --
Accounts receivable from RiverSource Life of NY for contract purchase
payments                                                                         --          173
Receivable for share redemptions                                                 --        5,019
-------------------------------------------------------------------------------------------------
Total assets                                                             26,529,685    5,900,577
=================================================================================================


LIABILITIES
Payable to RiverSource Life of NY for:
  Mortality and expense risk fee                                             22,594        5,019
  Contract terminations                                                       7,631           --
Payable for investments purchased                                                --          173
-------------------------------------------------------------------------------------------------
Total liabilities                                                            30,225        5,192
-------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                26,121,100    5,833,570
Net assets applicable to contracts in payment period                        378,360       61,815
-------------------------------------------------------------------------------------------------
Total net assets                                                        $26,499,460   $5,895,385
=================================================================================================
(1) Investment shares                                                     2,064,453      608,399
(2) Investments, at cost                                                $24,451,361   $4,557,207
-------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                                ANNUAL REPORT  3

STATEMENTS OF OPERATIONS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,      RVS VP        RVS VP        RVS VP        RVS VP
YEAR ENDED DEC. 31, 2007                            CL B           BAL        CASH MGMT     DIV BOND     DIV EQ INC


INVESTMENT INCOME
Dividend income                                  $  105,799    $ 2,058,550   $  276,428    $1,109,779    $  431,410
Variable account expenses                            87,399        734,481       58,691       234,944       285,580
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      18,400      1,324,069      217,737       874,835       145,830
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                             2,809,660     17,801,113    3,237,120     5,954,140     8,441,097
  Cost of investments sold                        2,259,253     17,109,075    3,237,156     6,221,305     6,271,098
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                         550,407        692,038          (36)     (267,165)    2,169,999
Distributions from capital gains                    435,196      1,637,449           --            --       370,825
Net change in unrealized appreciation or
depreciation of investments                        (640,280)    (2,827,955)      (1,123)      321,438      (653,832)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      345,323       (498,468)      (1,159)       54,273     1,886,992
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        $  363,723    $   825,601   $  216,578    $  929,108    $2,032,822
====================================================================================================================





                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                               RVS VP
                                                   RVS VP        RVS VP       HI YIELD       THDL VP       RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)             GLOBAL BOND       GRO          BOND        INTL OPP      LG CAP EQ


INVESTMENT INCOME
Dividend income                                  $  128,676    $   48,851    $  636,786    $   401,414   $ 1,106,984
Variable account expenses                            35,783        48,063        86,481        414,076       859,752
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      92,893           788       550,305        (12,662)      247,232
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                             1,187,411     1,469,097     2,785,861     10,775,732    23,819,699
  Cost of investments sold                        1,142,827     1,216,008     3,082,906      9,420,517    22,286,443
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                          44,584       253,089      (297,045)     1,355,215     1,533,256
Distributions from capital gains                         --            --            --             --       487,555
Net change in unrealized appreciation or
depreciation of investments                          79,639      (125,674)     (144,532)     3,212,708       (84,596)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      124,223       127,415      (441,577)     4,567,923     1,936,215
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        $  217,116    $  128,203    $  108,728    $ 4,555,261   $ 2,183,447
====================================================================================================================



See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

Statements of Operations

                                                                            SEGREGATED ASSET
                                                                               SUBACCOUNTS
                                                                       --------------------------
                                                                          RVS VP       WF ADV VT
YEAR ENDED DEC. 31, 2007 (CONTINUED)                                    MID CAP GRO   SM CAP GRO

INVESTMENT INCOME
Dividend income                                                         $   16,437    $       --
Variable account expenses                                                  295,193        68,899
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           (278,756)      (68,899)
=================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                                                    8,635,012     2,771,715
  Cost of investments sold                                               8,253,620     1,913,648
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                           381,392       858,067
Distributions from capital gains                                           297,143     1,026,814
Net change in unrealized appreciation or depreciation of investments     3,230,071      (943,853)
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                           3,908,606       941,028
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $3,629,850    $  872,129
=================================================================================================





See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                                ANNUAL REPORT  5

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,      RVS VP        RVS VP        RVS VP        RVS VP
YEAR ENDED DEC. 31, 2007                            CL B           BAL        CASH MGMT     DIV BOND     DIV EQ INC


OPERATIONS
Investment income (loss) -- net                  $    18,400  $  1,324,069   $   217,737   $   874,835   $   145,830
Net realized gain (loss) on sales of
investments                                          550,407       692,038           (36)     (267,165)    2,169,999
Distributions from capital gains                     435,196     1,637,449            --            --       370,825
Net change in unrealized appreciation or
depreciation of investments                         (640,280)   (2,827,955)       (1,123)      321,438      (653,832)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            363,723       825,601       216,578       929,108     2,032,822
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                           127,673       675,169        38,956       221,649       488,952
Net transfers(1)                                      42,865    (1,086,413)    1,622,841     1,382,821       433,619
Transfers for policy loans                            22,905       133,442        12,477        28,929        66,353
Adjustments to net assets allocated to
contracts in payment period                          (17,921)     (191,855)       (5,999)      (30,066)      (24,740)
Contract charges                                      (4,876)      (53,884)       (3,774)      (16,245)      (16,792)
Contract terminations:
  Surrender benefits                              (2,457,092)  (15,435,293)   (2,391,756)   (5,943,641)   (7,975,319)
  Death benefits                                     (36,625)     (852,716)      (59,858)     (389,971)     (103,475)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (2,323,071)  (16,811,550)     (787,113)   (4,746,524)   (7,131,402)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    9,530,966    80,033,490     5,924,784    25,699,552    30,208,349
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 7,571,618  $ 64,047,541   $ 5,354,249   $21,882,136   $25,109,769
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             7,658,513    15,353,622     2,180,845     4,820,323    18,101,293
Contract purchase payments                           100,428       130,018        14,565        41,411       277,466
Net transfers(1)                                      35,691      (208,222)      607,422       256,624       243,573
Transfers for policy loans                            17,869        26,620         4,639         5,706        37,192
Contract charges                                      (3,852)      (10,413)       (1,406)       (3,040)       (9,544)
Contract terminations:
  Surrender benefits                              (1,928,686)   (2,967,767)     (890,811)   (1,110,136)   (4,530,600)
  Death benefits                                     (28,706)     (165,794)      (22,709)      (73,045)      (56,925)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   5,851,257    12,158,064     1,892,545     3,937,843    14,062,455
====================================================================================================================



 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life of NY's fixed account.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                               RVS VP
                                                   RVS VP        RVS VP       HI YIELD       THDL VP       RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)             GLOBAL BOND       GRO          BOND        INTL OPP      LG CAP EQ

OPERATIONS
Investment income (loss) -- net                  $    92,893   $       788   $   550,305  $    (12,662) $    247,232
Net realized gain (loss) on sales of
investments                                           44,584       253,089      (297,045)    1,355,215     1,533,256
Distributions from capital gains                          --            --            --            --       487,555
Net change in unrealized appreciation or
depreciation of investments                           79,639      (125,674)     (144,532)    3,212,708       (84,596)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            217,116       128,203       108,728     4,555,261     2,183,447
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            34,805        85,887        93,972       453,824       956,187
Net transfers(1)                                     492,759       590,471       (45,392)      751,497    (3,487,830)
Transfers for policy loans                             5,218        11,718         6,304        78,881       191,493
Adjustments to net assets allocated to
contracts in payment period                           (6,652)       (1,009)      (20,260)      (62,124)     (277,641)
Contract charges                                      (1,918)       (2,801)       (4,710)      (29,433)      (72,421)
Contract terminations:
  Surrender benefits                              (1,125,138)   (1,516,553)   (2,274,616)  (10,868,804)  (19,580,169)
  Death benefits                                     (31,966)      (27,348)      (46,749)     (192,175)     (579,362)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (632,892)     (859,635)   (2,291,451)   (9,868,334)  (22,849,743)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    3,862,245     4,864,505     9,663,492    43,137,014    94,353,765
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 3,446,469   $ 4,133,073   $ 7,480,769  $ 37,823,941  $ 73,687,469
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             2,403,214     5,428,762     6,059,151    19,589,930    13,116,331
Contract purchase payments                            21,796        92,251        58,689       194,874       130,751
Net transfers(1)                                     300,908       640,645       (30,977)      329,673      (475,648)
Transfers for policy loans                             3,454        12,616         4,125        34,481        26,351
Contract charges                                      (1,190)       (3,009)       (2,948)      (12,646)       (9,962)
Contract terminations:
  Surrender benefits                                (699,220)   (1,621,243)   (1,420,752)   (4,663,284)   (2,664,929)
  Death benefits                                     (19,705)      (28,679)      (29,217)      (86,872)      (84,530)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   2,009,257     4,521,343     4,638,071    15,386,156    10,038,364
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                                ANNUAL REPORT  7

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET
                                                                               SUBACCOUNTS
                                                                       --------------------------
                                                                          RVS VP       WF ADV VT
YEAR ENDED DEC. 31, 2007 (CONTINUED)                                    MID CAP GRO   SM CAP GRO

OPERATIONS
Investment income (loss) -- net                                         $  (278,756)  $   (68,899)
Net realized gain (loss) on sales of investments                            381,392       858,067
Distributions from capital gains                                            297,143     1,026,814
Net change in unrealized appreciation or depreciation of investments      3,230,071      (943,853)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           3,629,850       872,129
=================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                                  461,324       119,236
Net transfers(1)                                                         (1,266,471)      118,951
Transfers for policy loans                                                   77,596        14,361
Adjustments to net assets allocated to contracts in payment period          (45,314)       (6,115)
Contract charges                                                            (23,558)       (3,869)
Contract terminations:
  Surrender benefits                                                     (7,253,030)   (2,634,622)
  Death benefits                                                           (181,374)      (19,440)
-------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           (8,230,827)   (2,411,498)
-------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          31,100,437     7,434,754
-------------------------------------------------------------------------------------------------
Net assets at end of year                                               $26,499,460   $ 5,895,385
=================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                   25,789,484     6,329,301
Contract purchase payments                                                  356,021        93,444
Net transfers(1)                                                         (1,008,091)       84,094
Transfers for policy loans                                                   60,192        11,206
Contract charges                                                            (18,157)       (3,020)
Contract terminations:
  Surrender benefits                                                     (5,564,214)   (2,056,432)
  Death benefits                                                           (142,690)      (14,828)
-------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         19,472,545     4,443,765
=================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                   AB VPS
                                                 GRO & INC,      RVS VP        RVS VP        RVS VP        RVS VP
YEAR ENDED DEC. 31, 2006                            CL B           BAL        CASH MGMT     DIV BOND     DIV EQ INC

OPERATIONS
Investment income (loss) -- net                  $    16,298  $  1,235,182   $   170,824   $   957,176   $   116,259
Net realized gain (loss) on sales of
investments                                          470,301       567,129           (35)     (478,890)    1,550,726
Distributions from capital gains                     523,701     4,426,025            --            --     1,801,025
Net change in unrealized appreciation or
depreciation of investments                          418,033     4,121,781            41       396,860     1,655,192
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          1,428,333    10,350,117       170,830       875,146     5,123,202
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                           152,521       716,893       107,293       277,518       549,553
Net transfers(1)                                     106,564    (4,147,431)    3,595,442      (183,774)    4,223,295
Transfers for policy loans                            18,571       118,490        16,791        24,800        36,844
Adjustments to net assets allocated to
contracts in payout period                           (16,468)     (187,809)       (6,073)      (32,114)      (21,593)
Contract charges                                      (5,829)      (65,332)       (3,690)      (20,601)      (18,720)
Contract terminations:
  Surrender benefits                              (2,773,547)  (17,623,394)   (2,443,786)   (7,040,904)   (7,921,094)
  Death benefits                                     (93,378)   (1,068,283)      (48,596)     (543,666)     (281,279)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (2,611,566)  (22,256,866)    1,217,381    (7,518,741)   (3,432,994)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   10,714,199    91,940,239     4,536,573    32,343,147    28,518,141
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 9,530,966  $ 80,033,490   $ 5,924,784   $25,699,552   $30,208,349
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             9,987,791    20,048,368     1,711,289     6,279,388    20,256,301
Contract purchase payments                           138,100       152,977        41,554        54,063       359,500
Net transfers(1)                                      90,716      (892,864)    1,383,731       (37,816)    2,798,716
Transfers for policy loans                            16,729        25,954         6,477         4,909        24,311
Contract charges                                      (5,261)      (14,005)       (1,426)       (4,029)      (12,269)
Contract terminations:
  Surrender benefits                              (2,456,117)   (3,739,954)     (942,051)   (1,370,269)   (5,106,039)
  Death benefits                                    (113,445)     (226,854)      (18,729)     (105,923)     (219,227)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   7,658,513    15,353,622     2,180,845     4,820,323    18,101,293
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                                ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                                               RVS VP
                                                   RVS VP        RVS VP       HI YIELD       THDL VP       RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)             GLOBAL BOND       GRO          BOND        INTL OPP      LG CAP EQ

OPERATIONS
Investment income (loss) -- net                  $   108,713   $    (5,708)  $   714,844   $   388,514  $    158,836
Net realized gain (loss) on sales of
investments                                           32,437       131,304      (562,164)     (145,849)   (1,544,175)
Distributions from capital gains                          --            --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                          111,425       318,219       861,270     8,713,106    12,166,770
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            252,575       443,815     1,013,950     8,955,771    10,781,431
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            55,874       117,187       113,025       589,778     1,079,449
Net transfers(1)                                    (317,250)    1,134,478      (449,340)    1,650,892    35,089,431
Transfers for policy loans                             2,465        10,133         6,074        58,351       194,830
Adjustments to net assets allocated to
contracts in payout period                            (6,558)         (755)      (22,533)      (53,727)      831,802
Contract charges                                      (2,484)       (2,817)       (6,395)      (32,977)      (82,030)
Contract terminations:
  Surrender benefits                              (1,632,002)   (1,251,868)   (3,164,653)   (9,897,392)  (19,966,144)
  Death benefits                                     (13,105)      (64,108)     (155,080)     (370,095)     (910,702)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (1,913,060)      (57,750)   (3,678,902)   (8,055,170)   16,236,636
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    5,522,730     4,478,440    12,328,444    42,236,413    67,335,698
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 3,862,245   $ 4,864,505   $ 9,663,492   $43,137,014  $ 94,353,765
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             3,649,040     5,495,720     8,511,368    23,590,570    10,770,329
Contract purchase payments                            36,783       140,025        76,430       300,074       166,011
Net transfers(1)                                    (207,601)    1,353,038      (300,627)      852,719     5,367,798
Transfers for policy loans                             1,616        12,052         4,140        29,657        30,607
Contract charges                                      (1,629)       (3,370)       (4,316)      (16,726)      (12,727)
Contract terminations:
  Surrender benefits                              (1,066,484)   (1,491,039)   (2,123,609)   (4,974,637)   (3,060,173)
  Death benefits                                      (8,511)      (77,664)     (104,235)     (191,727)     (145,514)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   2,403,214     5,428,762     6,059,151    19,589,930    13,116,331
====================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET
                                                                               SUBACCOUNTS
                                                                       --------------------------
                                                                                        WF ADV
                                                                          RVS VP       VT SM CAP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                    MID CAP GRO       GRO

OPERATIONS
Investment income (loss) -- net                                         $  (219,489)  $   (81,789)
Net realized gain (loss) on sales of investments                           (224,324)      673,261
Distributions from capital gains                                          1,479,675       200,998
Net change in unrealized appreciation or depreciation of investments     (2,730,045)      728,650
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          (1,694,183)    1,521,120
=================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                                  510,396       162,730
Net transfers(1)                                                         29,721,707       297,011
Transfers for policy loans                                                   46,506        11,846
Adjustments to net assets allocated to contracts in payout period           339,578        (6,275)
Contract charges                                                            (24,105)       (4,544)
Contract terminations:
  Surrender benefits                                                     (6,682,222)   (2,146,280)
  Death benefits                                                           (268,982)     (155,644)
-------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           23,642,878    (1,841,156)
-------------------------------------------------------------------------------------------------
Net assets at beginning of year                                           9,151,742     7,754,790
-------------------------------------------------------------------------------------------------
Net assets at end of year                                               $31,100,437   $ 7,434,754
=================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                    7,555,146     8,032,568
Contract purchase payments                                                  431,768       150,737
Net transfers(1)                                                         23,778,002       253,455
Transfers for policy loans                                                   40,191        11,030
Contract charges                                                            (20,830)       (4,273)
Contract terminations:
  Surrender benefits                                                     (5,767,895)   (1,929,966)
  Death benefits                                                           (226,898)     (184,250)
-------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         25,789,484     6,329,301
=================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                               ANNUAL REPORT  11

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
RiverSource of New York Account 4 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.

The Account is used as a funding vehicle for RiverSource(R) Variable Retirement and Combination Retirement Annuities issued by RiverSource Life of NY.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                      FUND
-------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B          AllianceBernstein VPS Growth and Income Portfolio (Class B)
RVS VP Bal                      RVST RiverSource(R) Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                RVST RiverSource(R) Variable Portfolio - Cash Management Fund
RVS VP Div Bond                 RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund
RVS VP Div Eq Inc               RVST RiverSource(R) Variable Portfolio - Diversified Equity
                                Income Fund
RVS VP Global Bond              RVST RiverSource(R) Variable Portfolio - Global Bond Fund
RVS VP Gro                      RVST RiverSource(R) Variable Portfolio - Growth Fund
RVS VP Hi Yield Bond            RVST RiverSource(R) Variable Portfolio - High Yield Bond Fund
THDL VP Intl Opp                RVST Threadneedle(R) Variable Portfolio - International
                                Opportunity Fund
                                  (previously RiverSource(R) Variable Portfolio - International
                                  Opportunity Fund)
RVS VP Lg Cap Eq                RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RVS VP Mid Cap Gro              RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund
WF Adv VT Sm Cap Gro            Wells Fargo Advantage VT Small Cap Growth Fund
-------------------------------------------------------------------------------------------------



The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate would be 5%, as regulated by the laws of the state. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.


--------------------------------------------------------------------------------
12 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life of NY makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4. CONTRACT CHARGES
RiverSource Life of NY deducts a contract administrative charge of $20 to $30 per year depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER CHARGES
RiverSource Life of NY may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product's prospectus. Charges by RiverSource Life of NY for surrenders are not identified on an individual segregated asset account basis. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract surrender benefits paid by RiverSource Life of NY.

6. RELATED PARTY TRANSACTIONS
Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life of NY, in its capacity as investment manager for the following RiverSource Variable Series Trust (RVST) (previously RiverSource(R) Variable Portfolio Funds) funds shown in the table below. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                              PERCENTAGE RANGE
--------------------------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio - Balanced Fund                            0.530% to 0.350%
RVST RiverSource(R) Variable Portfolio - Cash Management Fund                     0.330% to 0.150%
RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund                    0.480% to 0.290%
RVST RiverSource(R) Variable Portfolio - Diversified Equity Income Fund           0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - Global Bond Fund                         0.720% to 0.520%
RVST RiverSource(R) Variable Portfolio - Growth Fund                              0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - High Yield Bond Fund                     0.590% to 0.360%
RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund          0.800% to 0.570%
RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund                    0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                      0.700% to 0.475%
--------------------------------------------------------------------------------------------------



For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The maximum performance incentive adjustment is 0.08% for RVST RiverSource(R) Variable Portfolio - Balanced Fund and is 0.12% for the following Funds:

RVST RiverSource(R) Variable Portfolio - Diversified Equity Income Fund RVST RiverSource(R) Variable Portfolio - Growth Fund
RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                               ANNUAL REPORT  13

The following RVST funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                              PERCENTAGE RANGE
--------------------------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio - Balanced Fund                            0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Cash Management Fund                     0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund                    0.070% to 0.040%
RVST RiverSource(R) Variable Portfolio - Diversified Equity Income Fund           0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Global Bond Fund                         0.080% to 0.050%
RVST RiverSource(R) Variable Portfolio - Growth Fund                              0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - High Yield Bond Fund                     0.070% to 0.040%
RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund          0.080% to 0.050%
RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund                    0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                      0.060% to 0.030%
--------------------------------------------------------------------------------------------------



The RVST funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life of NY.

In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

7. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2007 were as follows:

SUBACCOUNT                 FUND                                                                               PURCHASES
--------------------------------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B     AllianceBernstein VPS Growth and Income Portfolio (Class B)                       $  940,185
RVS VP Bal                 RVST RiverSource(R) Variable Portfolio - Balanced Fund                             3,906,238
RVS VP Cash Mgmt           RVST RiverSource(R) Variable Portfolio - Cash Management Fund                      2,701,948
RVS VP Div Bond            RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund                     2,179,749
RVS VP Div Eq Inc          RVST RiverSource(R) Variable Portfolio - Diversified Equity Income Fund            1,844,696
RVS VP Global Bond         RVST RiverSource(R) Variable Portfolio - Global Bond Fund                            633,600
RVS VP Gro                 RVST RiverSource(R) Variable Portfolio - Growth Fund                                 628,448
RVS VP Hi Yield Bond       RVST RiverSource(R) Variable Portfolio - High Yield Bond Fund                      1,106,298
THDL VP Intl Opp           RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund             883,049
RVS VP Lg Cap Eq           RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund                     1,643,174
RVS VP Mid Cap Gro         RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                         409,758
WF Adv VT Sm Cap Gro       Wells Fargo Advantage VT Small Cap Growth Fund                                     1,318,132
--------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
14 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the Accounts.

                            AB VPS
                          GRO & INC,    RVS VP      RVS VP     RVS VP      RVS VP        RVS VP     RVS VP       RVS VP
                             CL B         BAL     CASH MGMT   DIV BOND   DIV EQ INC   GLOBAL BOND     GRO    HI YIELD BOND
--------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2003            $  0.93    $   4.02     $ 2.51     $  4.88     $  1.06       $ 1.46     $ 0.71      $  1.26
At Dec. 31, 2004            $  1.02    $   4.37     $ 2.51     $  5.05     $  1.25       $ 1.59     $ 0.76      $  1.39
At Dec. 31, 2005            $  1.06    $   4.49     $ 2.55     $  5.11     $  1.40       $ 1.49     $ 0.81      $  1.43
At Dec. 31, 2006            $  1.23    $   5.09     $ 2.64     $  5.28     $  1.66       $ 1.58     $ 0.90      $  1.57
At Dec. 31, 2007            $  1.28    $   5.12     $ 2.74     $  5.50     $  1.78       $ 1.68     $ 0.91      $  1.58
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2003              8,171      29,626      3,253       9,811      10,316        3,982      1,844       11,318
At Dec. 31, 2004              9,502      24,789      2,413       7,630      15,614        3,576      2,023       10,286
At Dec. 31, 2005              9,988      20,048      1,711       6,279      20,256        3,649      5,496        8,511
At Dec. 31, 2006              7,659      15,354      2,181       4,820      18,101        2,403      5,429        6,059
At Dec. 31, 2007              5,851      12,158      1,893       3,938      14,062        2,009      4,521        4,638
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2003            $ 7,733    $121,223     $8,266     $48,225     $11,099       $5,875     $1,306      $14,419
At Dec. 31, 2004            $ 9,864    $110,229     $6,233     $38,835     $19,576       $5,748     $1,537      $14,451
At Dec. 31, 2005            $10,714    $ 91,940     $4,537     $32,343     $28,518       $5,523     $4,478      $12,328
At Dec. 31, 2006            $ 9,531    $ 80,033     $5,925     $25,700     $30,208       $3,862     $4,865      $ 9,663
At Dec. 31, 2007            $ 7,572    $ 64,048     $5,354     $21,882     $25,110       $3,446     $4,133      $ 7,481
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec.
31, 2003                       0.84%       2.25%      0.52%       3.61%       1.63%        7.21%      0.21%        7.71%
For the year ended Dec.
31, 2004                       0.74%       2.27%      0.72%       3.81%       1.63%        4.08%      0.32%        7.02%
For the year ended Dec.
31, 2005                       1.26%       2.57%      2.53%       3.71%       1.59%        4.09%      0.41%        6.47%
For the year ended Dec.
31, 2006                       1.17%       2.46%      4.41%       4.35%       1.39%        3.28%      0.89%        7.37%
For the year ended Dec.
31, 2007                       1.21%       2.82%      4.73%       4.75%       1.52%        3.62%      1.02%        7.39%
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec.
31, 2003                       1.00%       1.00%      1.00%       1.00%       1.00%        1.00%      1.00%        1.00%
For the year ended Dec.
31, 2004                       1.00%       1.00%      1.00%       1.00%       1.00%        1.00%      1.00%        1.00%
For the year ended Dec.
31, 2005                       1.00%       1.00%      1.00%       1.00%       1.00%        1.00%      1.00%        1.00%
For the year ended Dec.
31, 2006                       1.00%       1.00%      1.00%       1.00%       1.00%        1.00%      1.00%        1.00%
For the year ended Dec.
31, 2007                       1.00%       1.00%      1.00%       1.00%       1.00%        1.00%      1.00%        1.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec.
31, 2003                      30.99%      18.93%     (0.79%)      3.39%      39.47%       12.31%     20.34%       24.75%
For the year ended Dec.
31, 2004                      10.11%       8.51%     (0.26%)      3.45%      17.03%        8.93%      7.35%       10.29%
For the year ended Dec.
31, 2005                       3.56%       2.89%      1.59%       1.11%      12.38%       (5.94%)     7.53%        2.99%
For the year ended Dec.
31, 2006                      15.82%      13.25%      3.45%       3.38%      18.56%        5.67%      9.98%        9.72%
For the year ended Dec.
31, 2007                       3.81%       0.72%      3.78%       4.15%       6.94%        6.57%      2.04%        0.84%
--------------------------------------------------------------------------------------------------------------------------

                           THDL VP     RVS VP       RVS VP      WF ADV VT
                          INTL OPP   LG CAP EQ   MID CAP GRO   SM CAP GRO
-------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2003           $  1.35    $  5.62      $  1.02       $ 0.81
At Dec. 31, 2004           $  1.57    $  5.90      $  1.10       $ 0.91
At Dec. 31, 2005           $  1.77    $  6.20      $  1.20       $ 0.96
At Dec. 31, 2006           $  2.18    $  7.07      $  1.19       $ 1.17
At Dec. 31, 2007           $  2.43    $  7.21      $  1.34       $ 1.31
-------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2003            28,525     15,977        7,166        6,807
At Dec. 31, 2004            26,380     13,632        7,975        7,848
At Dec. 31, 2005            23,591     10,770        7,555        8,033
At Dec. 31, 2006            19,590     13,116       25,789        6,329
At Dec. 31, 2007            15,386     10,038       19,473        4,444
-------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2003           $38,960    $90,499      $ 7,382       $5,572
At Dec. 31, 2004           $41,868    $80,986      $ 8,863       $7,213
At Dec. 31, 2005           $42,236    $67,336      $ 9,152       $7,755
At Dec. 31, 2006           $43,137    $94,354      $31,100       $7,435
At Dec. 31, 2007           $37,824    $73,687      $26,499       $5,895
-------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec.
31, 2003                      0.91%      0.62%          --           --
For the year ended Dec.
31, 2004                      1.11%      0.89%          --           --
For the year ended Dec.
31, 2005                      1.40%      1.10%          --           --
For the year ended Dec.
31, 2006                      1.90%      1.18%        0.25%          --
For the year ended Dec.
31, 2007                      0.98%      1.29%        0.06%          --
-------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec.
31, 2003                      1.00%      1.00%        1.00%        1.00%
For the year ended Dec.
31, 2004                      1.00%      1.00%        1.00%        1.00%
For the year ended Dec.
31, 2005                      1.00%      1.00%        1.00%        1.00%
For the year ended Dec.
31, 2006                      1.00%      1.00%        1.00%        1.00%
For the year ended Dec.
31, 2007                      1.00%      1.00%        1.00%        1.00%
-------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec.
31, 2003                     26.17%     27.73%       21.43%       42.11%
For the year ended Dec.
31, 2004                     16.24%      4.83%        8.02%       12.64%
For the year ended Dec.
31, 2005                     12.73%      5.12%        9.03%        5.19%
For the year ended Dec.
31, 2006                     22.94%     14.14%       (1.06%)      21.54%
For the year ended Dec.
31, 2007                     11.55%      1.90%       12.60%       12.67%
-------------------------------------------------------------------------



 (1)These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest. These ratios are annualized for periods less than one year.
 (2)These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
 (3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.


--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                               ANNUAL REPORT  15

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                 2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (06/01/2001)
Accumulation unit value at
beginning of period                 $1.23    $1.06    $1.02    $0.93    $0.71    $0.92    $1.00       --       --       --
Accumulation unit value at
end of period                       $1.28    $1.23    $1.06    $1.02    $0.93    $0.71    $0.92       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                       5,851    7,659    9,988    9,502    8,171    7,308    4,394       --       --       --
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (04/30/1986)
Accumulation unit value at
beginning of period                 $5.09    $4.49    $4.37    $4.02    $3.38    $3.92    $4.43    $4.58    $4.03    $3.51
Accumulation unit value at
end of period                       $5.12    $5.09    $4.49    $4.37    $4.02    $3.38    $3.92    $4.43    $4.58    $4.03
Number of accumulation units
outstanding at end of period
(000 omitted)                      12,158   15,354   20,048   24,789   29,626   34,687   44,073   50,700   59,965   67,428
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (10/25/1982)
Accumulation unit value at
beginning of period                 $2.64    $2.55    $2.51    $2.51    $2.53    $2.52    $2.46    $2.34    $2.26    $2.17
Accumulation unit value at
end of period                       $2.74    $2.64    $2.55    $2.51    $2.51    $2.53    $2.52    $2.46    $2.34    $2.26
Number of accumulation units
outstanding at end of period
(000 omitted)                       1,893    2,181    1,711    2,413    3,253    5,438    6,508    4,607    5,999    6,515
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007
were 3.39% and 3.44%, respectively.
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/25/1982)
Accumulation unit value at
beginning of period                 $5.28    $5.11    $5.05    $4.88    $4.72    $4.52    $4.24    $4.06    $4.03    $4.01
Accumulation unit value at
end of period                       $5.50    $5.28    $5.11    $5.05    $4.88    $4.72    $4.52    $4.24    $4.06    $4.03
Number of accumulation units
outstanding at end of period
(000 omitted)                       3,938    4,820    6,279    7,630    9,811   12,733   13,011   13,342   16,987   20,262
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (06/01/2001)
Accumulation unit value at
beginning of period                 $1.66    $1.40    $1.25    $1.06    $0.76    $0.95    $1.00       --       --       --
Accumulation unit value at
end of period                       $1.78    $1.66    $1.40    $1.25    $1.06    $0.76    $0.95       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                      14,062   18,101   20,256   15,614   10,316    9,189    4,963       --       --       --
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (05/01/1996)
Accumulation unit value at
beginning of period                 $1.58    $1.49    $1.59    $1.46    $1.30    $1.14    $1.14    $1.12    $1.18    $1.10
Accumulation unit value at
end of period                       $1.68    $1.58    $1.49    $1.59    $1.46    $1.30    $1.14    $1.14    $1.12    $1.18
Number of accumulation units
outstanding at end of period
(000 omitted)                       2,009    2,403    3,649    3,576    3,982    4,993    4,016    4,548    5,735    6,220
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (06/01/2001)
Accumulation unit value at
beginning of period                 $0.90    $0.81    $0.76    $0.71    $0.59    $0.80    $1.00       --       --       --
Accumulation unit value at
end of period                       $0.91    $0.90    $0.81    $0.76    $0.71    $0.59    $0.80       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                       4,521    5,429    5,496    2,023    1,844      823       95       --       --       --
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (05/01/1996)
Accumulation unit value at
beginning of period                 $1.57    $1.43    $1.39    $1.26    $1.01    $1.10    $1.05    $1.17    $1.12    $1.18
Accumulation unit value at
end of period                       $1.58    $1.57    $1.43    $1.39    $1.26    $1.01    $1.10    $1.05    $1.17    $1.12
Number of accumulation units
outstanding at end of period
(000 omitted)                       4,638    6,059    8,511   10,286   11,318   11,031   13,221   14,688   17,003   17,820
----------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (01/13/1992)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at
beginning of period                 $2.18    $1.77    $1.57    $1.35    $1.07    $1.32    $1.87    $2.51    $1.74    $1.52
Accumulation unit value at
end of period                       $2.43    $2.18    $1.77    $1.57    $1.35    $1.07    $1.32    $1.87    $2.51    $1.74
Number of accumulation units
outstanding at end of period
(000 omitted)                      15,386   19,590   23,591   26,380   28,525   33,577   44,105   53,666   59,132   67,198
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/25/1982)
Accumulation unit value at
beginning of period                 $7.07    $6.20    $5.90    $5.62    $4.40    $5.69    $7.02    $8.60    $7.02    $5.71
Accumulation unit value at
end of period                       $7.21    $7.07    $6.20    $5.90    $5.62    $4.40    $5.69    $7.02    $8.60    $7.02
Number of accumulation units
outstanding at end of period
(000 omitted)                      10,038   13,116   10,770   13,632   15,977   18,385   24,285   28,855   33,850   37,947
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16 RIVERSOURCE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES - 2007 ANNUAL REPORT

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                 2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/01/2001)
Accumulation unit value at
beginning of period                 $1.19    $1.20    $1.10    $1.02    $0.84    $0.99    $1.00       --       --       --
Accumulation unit value at
end of period                       $1.34    $1.19    $1.20    $1.10    $1.02    $0.84    $0.99       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                      19,473   25,789    7,555    7,975    7,166    5,143    1,646       --       --       --
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (06/01/2001)
Accumulation unit value at
beginning of period                 $1.17    $0.96    $0.91    $0.81    $0.57    $0.94    $1.00       --       --       --
Accumulation unit value at
end of period                       $1.31    $1.17    $0.96    $0.91    $0.81    $0.57    $0.94       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                       4,444    6,329    8,033    7,848    6,807    4,352    1,279       --       --       --
----------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
RIVERSOURCE  VARIABLE  RETIREMENT  AND COMBINATION  RETIREMENT  ANNUITIES - 2007
                                                               ANNUAL REPORT  17

RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying Balance Sheets of RiverSource Life Insurance Co. of New York (a wholly owned subsidiary of RiverSource Life Insurance Company) (the Company) as of December 31, 2007 and 2006, and the related statements of income, cash flows and shareholder's equity for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the financial statements, in 2007 the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109, and American Institute of Certified Public Accountants Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modification or Exchanges of Insurance Contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

April 22, 2008



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)


DECEMBER 31,                                                               2007          2006

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2007, $1,423,878;
  2006, $1,787,111)                                                     $1,404,480    $1,766,763
Commercial mortgage loans, at cost (less allowance for loan losses:
2007, $1,188; 2006, $2,718)                                                226,481       255,110
Policy loans                                                                35,734        33,837
Trading securities and other investments                                       130            95
-------------------------------------------------------------------------------------------------
    Total investments                                                    1,666,825     2,055,805

Cash and cash equivalents                                                  206,475        26,960
Reinsurance recoverables                                                    54,057        47,120
Amounts due from brokers                                                       206            96
Other accounts receivable                                                    5,618         5,265
Accrued investment income                                                   18,413        22,611
Deferred acquisition costs                                                 234,561       241,568
Deferred sales inducement costs                                             19,447        15,658
Other assets                                                                27,218         7,365
Separate account assets                                                  3,087,228     2,619,680
-------------------------------------------------------------------------------------------------
    Total assets                                                        $5,320,048    $5,042,128
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                  $1,775,731    $1,909,109
Policy claims and other policyholders' funds                                 6,460         9,206
Deferred income taxes, net                                                  13,853        17,116
Other liabilities                                                           16,529        18,027
Separate account liabilities                                             3,087,228     2,619,680
-------------------------------------------------------------------------------------------------
    Total liabilities                                                    4,899,801     4,573,138
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $10 par value;
200,000 shares authorized, issued and outstanding                            2,000         2,000
Additional paid-in capital                                                 106,637       106,617
Retained earnings                                                          321,909       371,644
Accumulated other comprehensive loss, net of tax:
  Net unrealized securities losses                                         (10,299)      (11,271)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                             420,247       468,990
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                          $5,320,048    $5,042,128
=================================================================================================



See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

STATEMENTS OF INCOME
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

REVENUES
Premiums                                                         $ 26,804      $ 27,103      $ 30,196
Net investment income                                             113,321       119,142       123,038
Policy and contract charges                                        65,555        57,983        50,117
Other revenue                                                      12,204         9,060         6,429
Net realized investment gain                                        6,583         3,936         9,192
-------------------------------------------------------------------------------------------------------
    Total revenues                                                224,467       217,224       218,972
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   48,644        34,712        39,649
Interest credited to fixed accounts                                55,666        61,641        64,709
Amortization of deferred acquisition costs                         28,038        24,259        19,050
Separation costs                                                     (571)        2,756         3,915
Other insurance and operating expenses                             31,194        24,909        25,636
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                   162,971       148,277       152,959
-------------------------------------------------------------------------------------------------------
Pretax income                                                      61,496        68,947        66,013
Income tax provision                                               19,000        22,957        21,803
-------------------------------------------------------------------------------------------------------
    Net income                                                   $ 42,496      $ 45,990      $ 44,210
=======================================================================================================



See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $  42,496     $  45,990     $  44,210
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of deferred acquisition costs and deferred
  sales inducement costs                                            30,084        26,455        20,433
  Capitalization of deferred acquisition costs and deferred
  sales inducement costs                                           (40,757)      (38,786)      (37,479)
  Amortization of premium, net                                       3,549         4,380         3,867
  Deferred income taxes                                              1,184         4,877        14,182
  Contractholder and policyholder charges, non-cash                (14,618)      (13,937)      (14,565)
  Net realized investment gains                                     (6,583)       (3,936)       (9,192)
  Net realized gain on trading securities                               (2)          (11)           (2)
Change in operating assets and liabilities:
  Trading securities, net                                              (33)          (36)           58
  Future policy benefits for traditional life, disability
  income and long term care insurance                               13,822        10,813        12,448
  Policy claims and other policyholders' funds                      (2,746)        3,005           276
  Reinsurance recoverables                                          (6,937)       (8,445)       (5,449)
  Other accounts receivable                                           (353)       (1,592)         (741)
  Accrued investment income                                          4,198           635           891
  Other assets and liabilities, net                                (12,157)       (1,750)       (2,817)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                           11,147        27,662        26,120
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                              322,769       131,061       247,160
  Maturities, sinking fund payments and calls                      116,456        92,911       227,088
  Purchases                                                        (74,488)     (129,842)     (459,107)
Other investments, excluding policy loans:
  Proceeds from sales, maturities, sinking fund payments and
  calls                                                             39,049        28,865        20,377
  Purchases                                                         (8,889)      (39,000)      (27,639)
Change in amounts due from brokers, net                               (110)          (25)          (53)
Change in policy loans, net                                         (1,897)       (2,331)         (735)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                          392,890        81,639         7,091
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-
type insurance:
  Considerations received                                           73,045        87,532       111,090
  Net transfers to separate accounts                                (1,625)      (11,788)       (3,024)
  Surrenders and other benefits                                   (212,962)     (185,232)     (102,161)
Tax adjustment of share-based incentive employee compensation
plan                                                                    20            17            --
Cash dividends to RiverSource Life Insurance Company               (83,000)      (25,000)      (22,500)
-------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                             (224,522)     (134,471)      (16,595)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               179,515       (25,170)       16,616
Cash and cash equivalents at beginning of year                      26,960        52,130        35,514
-------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                         $ 206,475     $  26,960     $  52,130
=======================================================================================================

Supplemental disclosures:
  Income taxes paid                                              $  19,122     $  11,946     $  14,347
  Interest paid on borrowings                                           --           247             8


See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31, 2007
(IN THOUSANDS)

                                                                                          ACCUMULATED
                                                             ADDITIONAL                      OTHER
                                                 COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                  STOCK        CAPITAL      EARNINGS     INCOME/(LOSS)       TOTAL
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2004                    $2,000       $106,600      $328,944        $ 39,208       $476,752
Other comprehensive income:
  Net income                                         --             --        44,210              --         44,210
  Change in unrealized holding losses on
  securities, net                                    --             --            --         (39,423)       (39,423)
                                                                                                         ------------
Total other comprehensive income                                                                              4,787
Cash dividends to RiverSource Life Insurance
Company                                              --             --       (22,500)             --        (22,500)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2005                    $2,000       $106,600      $350,654        $   (215)      $459,039
Other comprehensive income:
  Net income                                         --             --        45,990              --         45,990
  Change in unrealized holding losses on
  securities, net                                    --             --            --         (11,056)       (11,056)
                                                                                                         ------------
Total other comprehensive income                                                                             34,934
Tax adjustment of share-based incentive
employee compensation plan                           --             17            --              --             17
Cash dividends to RiverSource Life Insurance
Company                                              --             --       (25,000)             --        (25,000)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2006                    $2,000       $106,617      $371,644        $(11,271)      $468,990
Change in accounting principles                      --             --        (9,231)             --         (9,231)
Other comprehensive income:
  Net income                                         --             --        42,496              --         42,496
  Change in unrealized holding losses on
  securities, net                                    --             --            --             972            972
                                                                                                         ------------
Total other comprehensive income                                                                             43,468
Tax adjustment of share-based incentive
employee compensation plan                           --             20            --              --             20
Cash dividends to RiverSource Life Insurance
Company                                              --             --       (83,000)             --        (83,000)
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2007                    $2,000       $106,637      $321,909        $(10,299)      $420,247
=====================================================================================================================




See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Co. of New York ("RiverSource Life of NY") is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY is a wholly owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). RiverSource Life of NY serves residents of the State of New York and issues insurance and annuity products.

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. RiverSource Life of NY was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. During 2007, it was determined that the expenses were over-allocated to RiverSource Life of NY since the separation announcement resulting in a reimbursement from Ameriprise Financial in 2007. The separation from American Express is now complete.

RiverSource Life of NY's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life of NY's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life of NY has the option of paying a higher rate set at its discretion. RiverSource Life of NY issues both variable and fixed universal life insurance, traditional life insurance including whole life and term life and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by its flexible premiums, its flexible death benefit amounts and its unbundling of the pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products.

Under RiverSource Life of NY's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life of NY's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (RiverSource Life of NY's primary regulator) as reconciled in Note 15.

RECLASSIFICATIONS
Certain reclassifications of prior period amounts have been made to conform to the current presentation, including new income statement captions which are described in Note. 2. These reclassifications were made to enhance transparency and to better align the financial statement line captions with the key drivers of the business. RiverSource Life of NY did not change its revenue and expense recognition policies and the reclassifications did not result in any changes to net income or shareholder's equity. The following is a summary of the reclassifications made:

INCOME STATEMENT RECLASSIFICATIONS
- RiverSource Life of NY reclassified premiums related to immediate annuities with life contingencies from interest credited to fixed accounts to premiums.

- RiverSource Life of NY reclassified reinsurance premiums paid for universal life and variable universal life products from benefits, claims, losses and settlement expenses to policy and contract charges, where cost of insurance fees are reported.



RiverSource Life Insurance Co. of New York

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- RiverSource Life of NY reclassified benefit expenses related to immediate annuities with life contingencies from interest credited to fixed accounts to benefits, claims, losses and settlement expenses.

- RiverSource Life of NY reclassified mortality and expense risk fees from other revenue to policy and contract charges.

The following table shows the impact of the new captions and the reclassifications made to RiverSource Life of NY's previously reported Statements of Income.

                                                            DECEMBER 31, 2006           DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
(IN THOUSANDS)                                           REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                 $ 22,814      $ 27,103      $ 22,094      $ 30,196
Net investment income                                     119,142       119,142       123,038       123,038
Policy and contract charges                                36,734        57,983        33,425        50,117
Other revenue                                              31,173         9,060        24,415         6,429
Net realized investment gain                                3,936         3,936         9,192         9,192
-------------------------------------------------------------------------------------------------------------
  Total revenues                                          213,799       217,224       212,164       218,972
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses           25,786        34,712        26,032        39,649
Interest credited to fixed accounts                        67,142        61,641        71,518        64,709
Amortization of deferred acquisition costs                 24,259        24,259        19,050        19,050
Separation costs                                            2,756         2,756         3,915         3,915
Other insurance and operating expenses                     24,909        24,909        25,636        25,636
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                             144,852       148,277       146,151       152,959
-------------------------------------------------------------------------------------------------------------
Pretax income                                              68,947        68,947        66,013        66,013
Income tax provision                                       22,957        22,957        21,803        21,803
-------------------------------------------------------------------------------------------------------------
  NET INCOME                                             $ 45,990      $ 45,990      $ 44,210      $ 44,210
=============================================================================================================



STATEMENT OF CASH FLOWS RECLASSIFICATIONS
RiverSource Life of NY has reclassified certain prior year balances in the Statements of Cash Flows.

- RiverSource Life of NY previously classified transfers to and from the fixed account option within its variable annuity product as an operating activity in its Statements of Cash Flows. RiverSource Life of NY has reclassified these transfers as a financing activity in accordance with Statement of Financial Accounting Standards ("SFAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments".

- RiverSource Life of NY previously classified the net change in annuity policy loans as an operating activity and the net change in universal life policy loans as a financing activity. RiverSource Life of NY has reclassified the net change in policy loans as an investing activity in accordance with the AICPA Audit and Accounting Guide: Life and Health Insurance Entities.

- RiverSource Life of NY previously classified the tax adjustment of the share-based incentive employee compensation plan as an operating activity. RiverSource Life of NY has reclassified this adjustment as a financing activity.



RiverSource Life Insurance Co. of New York

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The effect of these reclassifications on prior year net cash flows related to operating, investing and financing activities is summarized below.

YEARS ENDED DECEMBER 31, (IN THOUSANDS)                                    2006          2005
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, previous presentation         $  17,914     $ 27,342
Reclassification for annuity transfers                                      10,061       (1,006)
Reclassification for policy loans                                              223          532
Reclassification for tax adjustment of the share-based incentive
employee compensation plan                                                     (17)          --
Other reclassifications                                                       (519)        (748)
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, adjusted for these
reclassifications                                                        $  27,662     $ 26,120
=================================================================================================

Net cash provided by investing activities, previous presentation         $  83,970     $  7,826
Reclassification for policy loans                                           (2,331)        (735)
-------------------------------------------------------------------------------------------------
Net cash provided by investing activities, adjusted for these
reclassifications                                                        $  81,639     $  7,091
=================================================================================================

Net cash used in financing activities, previous presentation             $(127,054)    $(18,552)
Reclassification for annuity transfers                                     (10,061)       1,006
Reclassification for policy loans                                            2,108          203
Reclassification for tax adjustment of the share-based incentive
employee compensation plan                                                      17           --
Other reclassifications                                                        519          748
-------------------------------------------------------------------------------------------------
Net cash used in financing activities, adjusted for these
reclassifications                                                        $(134,471)    $(16,595)
=================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative financial instruments, income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

BALANCE SHEET

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. RiverSource Life of NY also considers the extent to which cost exceeds fair value, the duration of that difference and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally obtained from third party pricing sources.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life of NY generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.

Trading Securities and Other Investments
Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair value with changes in value recognized within net investment income.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life of NY reinsures a portion of the risks associated with its life and long term care ("LTC") insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, reduce exposure to large risks and provide additional capacity for future growth. To manage exposure to losses from reinsurer insolvencies, the financial condition of reinsurers is evaluated prior to entering into new reinsurance treaties and on a periodic basis during the terms of the treaties. RiverSource Life of NY remains primarily liable as the direct insurer on all risks reinsured.

Generally, RiverSource Life of NY reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life of NY typically retains and is at risk for, at most, 10% of each party's death benefit from the first dollar of coverage for new sales of these policies subject to the reinsurer actually paying. RiverSource Life of NY began reinsuring risks at this level beginning in 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to the same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life of NY is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies sold after 1995, RiverSource Life of NY retained 50% of the risk and ceded on a coinsurance basis the remaining 50% of the risk to affiliates of Genworth Financial, Inc. ("Genworth"). Reinsurance recoverable from Genworth related to RiverSource Life of NY's LTC liabilities was $40.3 million at December 31, 2007 while amounts recoverable from each other reinsurer were much smaller. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on term life policies starting in 2002 is reinsured on a coinsurance basis.

RiverSource Life of NY retains all risk for new claims on individual DI contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. RiverSource Life of NY also retains all risk on accidental death benefit and almost all waiver of premium risk.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES
Derivative financial instruments are recorded at fair value. The fair value of RiverSource Life of NY's derivative financial instruments is determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market observable inputs to the extent available. In certain instances, the fair value includes structuring costs incurred at the inception of the transaction. The accounting for changes in the fair value of a derivative financial instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life of NY primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

For derivative financial instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings, generally as a component of net investment income.

Certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for exclusive benefit of variable annuity and variable life insurance contractholders. RiverSource Life of NY receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS
Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life of NY contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life of NY offers contracts with GMWB and GMAB provisions and, until May 2007, RiverSource Life of NY offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for variable annuity death benefits, GMIB and the life contingent benefits associated with GMWB, RiverSource Life of NY projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

GMAB and the non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. The liability for the life contingent benefits associated with GMWB provisions are determined in the same way as the liability for variable annuity death benefits. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2007, depending on year of issue, with an average rate of approximately 5.9%.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life of NY's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2007, with an average rate of 4.9%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2007, with an average rate of 4.2%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life of NY's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2007, depending on policy form, issue year and policy duration. Anticipated interest rates for DI were 7.5% at policy issue grading to 5.0% over five years. Anticipated discount rates for LTC vary by plan and were 5.4% at December 31, 2007 grading up to 6.8% or 9.4% over 40 years.

Where applicable, benefit amounts expected to be recoverable from other insurers who share in the risk are separately recorded as reinsurance recoverable within receivables.

RiverSource Life of NY issues only non-participating life and health insurance policies, which do not pay dividends to policyholders from realized policy margins.

REVENUES AND EXPENSES
RiverSource Life of NY's principal sources of revenue include premiums, net investment income, policy and contract charges and other revenue.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans, policy loans and mark-to-market adjustments on derivatives hedging variable annuity living benefits. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life of NY's separate account assets. Cost of insurance charges



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Other Revenue
Other revenue includes marketing support and administrative fees which are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Investment Gain
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Benefits, Claims, Losses and Settlement Expenses
Benefits, claims, losses and settlement expenses consist of amounts paid and changes in liabilities held for anticipated future benefit payments under insurance policies and annuity contracts, including benefits paid under optional variable annuity guaranteed benefit riders along with costs to process and pay such amounts. Amounts are net of benefit payments recovered or expected to be recovered under reinsurance contracts. Benefits, claims, losses and settlement expenses also include amortization of DSIC.

Interest Credited to Fixed Accounts
Interest credited to fixed accounts represents amounts earned by contractholders and policyholders on fixed account values associated with fixed and variable universal life and annuity contracts in accordance with contract provisions.

Amortization of Deferred Acquisition Costs
Direct sales commissions and other costs associated with the sale of annuity and insurance products are deferred as DAC and amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable or if premium rates charged for the contract are changed. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life of NY's results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates are the primary factor used to project interest margins, while assumptions about rates credited to policyholder accounts and equity market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

The client asset value growth rate is the rate at which variable annuity and variable universal life insurance contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life of NY uses a mean reversion method as a guideline in setting near-term client asset value growth rates based on a long term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, RiverSource Life of NY reassesses the near-term rate in order to continue to project its best estimate of long term growth. The



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimate will typically be less than in a period when growth rates fall short of near-term estimate.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Separation Costs
Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the Separation. The separation from American Express was completed in 2007.

Other Insurance and Operating Expenses
Other insurance and operating expenses primarily includes expenses allocated to RiverSource Life of NY from Ameriprise Financial for RiverSource Life of NY's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory.

Income Taxes
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life of NY will be included in the RiverSource Life consolidated income tax return. RiverSource Life of NY provides for income taxes on a separate return basis, except that, under an agreement with RiverSource Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of RiverSource Life that RiverSource Life will reimburse subsidiaries for all tax benefits. RiverSource Life of NY's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life of NY provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 (revised 2007) "Business Combinations" ("SFAS 141(R)"). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in an acquiree, and goodwill acquired. SFAS 141(R) also requires an acquirer to disclose information about the financial effects of a business combination. SFAS 141(R) is effective prospectively for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. RiverSource Life of NY will apply the standard to any business combinations within the scope of SFAS 141(R) occurring after December 31, 2008.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities -- Including an amendment of FASB Statement No. 115" ("SFAS 159"). SFAS 159 gives entities the option to measure certain financial instruments and other items at fair value that are not currently permitted to be measured at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 requires entities to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS 159 also establishes presentation and disclosure requirements. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. RiverSource Life of NY did not adopt SFAS 159 for any of its existing eligible assets or liabilities and has no current plans to adopt SFAS 159 for any new financial instruments.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted provided the entity has not issued financial statements for any period within the year of adoption. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in SFAS 157 which will require retrospective application of SFAS 157. Any retrospective application will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life of



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

NY adopted SFAS 157 effective January 1, 2008. As a result of adopting SFAS 157, RiverSource Life of NY will record a cumulative effect after-DAC, DSIC and tax reduction to retained earnings of approximately $2.0 million related to adjusting the fair value of structured derivatives RiverSource Life of NY uses to hedge its exposure to GMWB provisions. RiverSource Life of NY initially recorded these derivatives in accordance with EITF 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities." SFAS 157 requires these derivatives to be marked to the price RiverSource Life of NY would receive to sell the derivatives to a market participant (an exit price). As a result of adopting SFAS 157, RiverSource Life of NY will record an after-DAC, DSIC and tax increase to earnings of approximately $1.0 million related to adjusting the fair value of its embedded derivative liabilities. In accordance with FSP FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), RiverSource Life of NY will defer the adoption of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis.

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life of NY adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life of NY's financial condition and results of operations was not material.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). SFAS 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. RiverSource Life of NY adopted SFAS 155 as of January 1, 2007. The effect of adopting SFAS 155 on RiverSource Life of NY's financial condition and results of operations was not material.

In September 2005, the AICPA issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted SOP 05-1 resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life of NY now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-1, RiverSource Life of NY recorded as a cumulative change in accounting principle $14.2 million, reducing DAC by $13.9 million, DSIC by $0.5 million and liabilities for future policy benefits by $0.2 million. The after-tax decrease to retained earnings for these changes was $9.2 million. The adoption of SOP 05-1, among other things, resulted in an increase to DAC and DSIC amortization in 2007.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2007 (IN THOUSANDS)                           COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                               $  933,721      $6,767       $(24,021)    $  916,467
Mortgage and other asset-backed securities                 444,483       2,173         (4,583)       442,073
U.S. government and agencies obligations                    34,166         149           (191)        34,124
State and municipal obligations                              6,997          18           (157)         6,858
Foreign government bonds and obligations                     4,511         450             (3)         4,958
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                   1,423,878       9,557        (28,955)     1,404,480
-------------------------------------------------------------------------------------------------------------
Total                                                   $1,423,878      $9,557       $(28,955)    $1,404,480
=============================================================================================================




                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2006 (IN THOUSANDS)                           COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                               $1,147,613      $11,134      $(23,814)    $1,134,933
Mortgage and other asset-backed securities                 590,411        2,875       (10,048)       583,238
U.S. government and agencies obligations                    35,909           50          (850)        35,109
State and municipal obligations                              6,996           --          (334)         6,662
Foreign government bonds and obligations                     6,182          651           (12)         6,821
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                   1,787,111       14,710       (35,058)     1,766,763
-------------------------------------------------------------------------------------------------------------
Total                                                   $1,787,111      $14,710      $(35,058)    $1,766,763
=============================================================================================================



At December 31, 2007 and 2006, fixed maturity securities comprised approximately 84% and 86%, respectively, of RiverSource Life of NY's total investments. These securities were rated by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"), except for approximately $83 million and $64 million of securities at December 31, 2007 and 2006, respectively, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities by rating was as follows:

(IN THOUSANDS, EXCEPT PERCENTAGES)                  DECEMBER 31, 2007                         DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
                                          AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
RATING                                      COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                      $  488,954    $  486,574         35%      $  640,977    $  632,648         36%
AA                                          142,094       140,581         10          149,861       147,459          8
A                                           300,455       296,330         21          369,476       364,739         21
BBB                                         379,992       375,138         27          497,715       494,841         28
Below investment grade                      112,383       105,857          7          129,082       127,076          7
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                 $1,423,878    $1,404,480        100%      $1,787,111    $1,766,763        100%
==========================================================================================================================



At December 31, 2007 and 2006, approximately 24% and 35%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007:

(IN THOUSANDS)                              LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                 $183,425       $(4,094)     $443,744      $(19,927)     $627,169      $(24,021)
Mortgage and other asset-backed
securities                                  46,978          (421)      237,897        (4,162)      284,875        (4,583)
U.S. government and agencies
obligations                                     --            --        17,564          (191)       17,564          (191)
State and municipal obligations                 --            --         4,844          (157)        4,844          (157)
Foreign government bonds and
obligations                                     --            --           184            (3)          184            (3)
--------------------------------------------------------------------------------------------------------------------------
  Total                                   $230,403       $(4,515)     $704,233      $(24,440)     $934,636      $(28,955)
==========================================================================================================================




RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006:

(IN THOUSANDS)                              LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                 $154,347       $(1,691)    $  646,222     $(22,123)    $  800,569     $(23,814)
Mortgage and other asset-backed
securities                                  57,846          (402)       360,880       (9,646)       418,726      (10,048)
U.S. government and agencies
obligations                                     --            --         34,641         (850)        34,641         (850)
State and municipal obligations                 --            --          6,662         (334)         6,662         (334)
Foreign government bonds and
obligations                                     --            --            324          (12)           324          (12)
--------------------------------------------------------------------------------------------------------------------------
  Total                                   $212,193       $(2,093)    $1,048,729     $(32,965)    $1,260,922     $(35,058)
==========================================================================================================================



In evaluating potential other-than-temporary impairments, RiverSource Life of NY considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2007:

(IN THOUSANDS,
EXCEPT NUMBER OF
SECURITIES)                     LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
---------------------------------------------------------------------------------------------------------------------
                                                     GROSS                                     GROSS
RATIO OF FAIR VALUE    NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
TO AMORTIZED COST     SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
---------------------------------------------------------------------------------------------------------------------
95% - 100%                 89        $203,862       $(2,577)        194        $597,760      $(11,518)        283
90% - 95%                  16          25,085        (1,708)         28          71,922        (5,128)         44
80% - 90%                   1           1,317          (184)         13          24,870        (3,969)         14
less than 80%               1             139           (46)          8           9,681        (3,825)          9
---------------------------------------------------------------------------------------------------------------------
  Total                   107        $230,403       $(4,515)        243        $704,233      $(24,440)        350
=====================================================================================================================

(IN THOUSANDS,
EXCEPT NUMBER OF
SECURITIES)                     TOTAL
-----------------------------------------------
                                       GROSS
RATIO OF FAIR VALUE      FAIR       UNREALIZED
TO AMORTIZED COST        VALUE        LOSSES
-----------------------------------------------
95% - 100%             $801,622      $(14,095)
90% - 95%                97,007        (6,836)
80% - 90%                26,187        (4,153)
less than 80%             9,820        (3,871)
-----------------------------------------------
  Total                $934,636      $(28,955)
===============================================



As part of RiverSource Life of NY's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates and credit spreads across asset classes. As noted in the table above, a significant portion of the gross unrealized losses relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses were not concentrated in any individual industry or with any individual security. The securities with a fair value to amortized cost ratio of 80%-90% primarily relate to auto, consumer products, financial, and home building industries. The securities with a fair value to cost of less than 80% primarily relate to the financial, gaming and home building industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, was $1.4 million. The securities related to this issuer have a fair value to amortized cost ratio of less than 80% and have been in an unrealized loss position for more than 12 months. RiverSource Life of NY believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value. In addition, RiverSource Life of NY has the ability and intent to hold these securities until anticipated recovery which may not be until maturity.

RiverSource Life of NY monitors the investments and metrics described previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairments. Additionally, RiverSource Life of NY has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none had other-than-temporary impairment at December 31, 2007.

RiverSource Life of NY's total mortgage and asset backed exposure at December 31, 2007 was $442.1 million which included $132.0 million of residential mortgage backed securities and $233.0 million of commercial mortgage backed securities. At December 31, 2007, residential mortgage backed securities included $117.7 million of agency-backed securities, $11.8 million of Alt-A securities, and $2.5 million of prime, non-agency securities. With respect to the Alt-A securities, the vast majority are rated AAA. None of the structures are levered, and the majority of the AAA-rated holdings are "super senior" bonds, meaning they have more collateral support or credit enhancement than required to receive a AAA rating. With regard to asset backed securities, RiverSource Life of NY's exposure at December 31, 2007 was $77.1 million, which included $1.5 million of securities backed by subprime collateral. These securities are predominantly AAA-rated bonds backed by seasoned, traditional, first lien collateral. Holdings include both floating rate and short-duration, fixed securities. RiverSource Life of NY has no other structured or hedge fund investments with exposure to subprime residential mortgages.

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the change in net unrealized securities gains (losses), net of tax, included in accumulated other comprehensive loss for the years ended December 31:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Holding gains (losses), net of tax of $2,100, $6,014 and
$20,573, respectively                                             $ 3,902      $(11,168)     $(38,208)
Reclassification of realized gains, net of tax of $1,768,
$1,303 and $3,218, respectively                                    (3,283)       (2,419)       (5,977)
DAC, net of tax of $168, $996 and $2,419, respectively                311         1,848         4,492
DSIC, net of tax of $23, $79 and $208, respectively                    42           148           387
Fixed annuity liabilities, net of tax of nil, $292 and $64,
respectively                                                           --           535          (117)
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                          $   972      $(11,056)     $(39,423)
=======================================================================================================



Available-for-Sale securities by maturity at December 31, 2007 were as follows:

                                                                         AMORTIZED       FAIR
(IN THOUSANDS)                                                             COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                     $   82,932    $   83,286
Due after one year through five years                                      383,098       380,626
Due after five years through 10 years                                      430,981       415,825
Due after 10 years                                                          82,384        82,670
-------------------------------------------------------------------------------------------------
                                                                           979,395       962,407
Mortgage and other asset-backed securities                                 444,483       442,073
-------------------------------------------------------------------------------------------------
Total                                                                   $1,423,878    $1,404,480
=================================================================================================



The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Sales                                                            $322,769      $ 131,061     $ 247,160
Maturities, sinking fund payments and calls                       116,456         92,911       227,088
Purchases                                                         (74,488)      (129,842)     (459,107)


Net realized gains and losses on Available-for-Sale securities, using the specific identification method, are noted in the following table for the years ended December 31:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                   $ 6,409       $4,208        $11,424
Gross realized losses from sales                                   (1,030)        (487)        (1,503)
Other-than-temporary impairments                                     (326)          --           (725)


The $0.3 million of other-than-temporary impairments in 2007 related to corporate debt securities in the publishing and home building industries which were downgraded in 2007. The $0.7 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio.

During the second quarter of 2005, RiverSource Life of NY sold all of its retained interest in a CDO securitization trust and realized a net pretax gain of $2.3 million.

At December 31, 2007 and 2006, bonds carried at $0.3 million and $1.3 million, respectively, were on deposit with various states as required by law.

COMMERCIAL MORTGAGE LOANS, NET
The following is a summary of commercial mortgage loans at December 31:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                $227,669      $257,828
Less: allowance for loan losses                                            (1,188)       (2,718)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                           $226,481      $255,110
=================================================================================================




RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Commercial mortgage loans are first mortgages on real estate. RiverSource Life of NY holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

At December 31, 2007 and 2006, RiverSource Life of NY had not recorded any investment in impaired commercial mortgage loans. RiverSource Life of NY did not recognize any interest income related to impaired commercial mortgage loans for the years ended December 31, 2007, 2006 and 2005, respectively.

The balances of and changes in the allowance for loan losses were as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                              $ 2,718       $3,218        $3,218
Provision for commercial mortgage loan losses                      (1,530)          --            --
Foreclosures, write-offs and loan sales                                --         (500)           --
-------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                            $ 1,188       $2,718        $3,218
=======================================================================================================



In 2007, RiverSource Life of NY recorded a $1.5 million decrease to the allowance for loan losses on commercial mortgage loans.

Concentrations of credit risk of commercial mortgage loans by region at December 31 were:

(IN THOUSANDS)                                                    2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY U.S. REGION                   SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Atlantic                                                 $ 70,532         $--        $ 75,572       $1,150
North Central                                              52,557          --          60,911           --
Pacific                                                    30,437          --          37,221           --
Mountain                                                   36,586          --          43,115        1,500
South Central                                              17,742          --          20,595           --
New England                                                19,815          --          20,414           --
-------------------------------------------------------------------------------------------------------------
                                                          227,669          --         257,828        2,650
Less: allowance for loan losses                            (1,188)         --          (2,718)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                  $226,481         $--        $255,110       $2,650
=============================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type at December 31 were:


(IN THOUSANDS)                                                    2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE                 SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Office buildings                                         $ 52,377         $--        $ 65,370       $1,150
Shopping centers and retail                                60,463          --          68,099        1,500
Apartments                                                 33,230          --          36,458           --
Industrial buildings                                       57,079          --          61,594           --
Hotels and motels                                           4,949          --           5,149           --
Medical buildings                                          11,553          --          14,416           --
Mixed use                                                   2,244          --           2,330           --
Other                                                       5,774          --           4,412           --
-------------------------------------------------------------------------------------------------------------
                                                          227,669          --         257,828        2,650
Less: allowance for loan losses                            (1,188)         --          (2,718)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                  $226,481         $--        $255,110       $2,650
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2006 approximate fair value.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAIN
Net investment income for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                       $ 84,542      $100,519      $103,731
Income on mortgage loans                                           14,564        15,396        15,292
Trading securities and other investments                           15,534         4,632         5,424
-------------------------------------------------------------------------------------------------------
                                                                  114,640       120,547       124,447
Less: investment expenses                                           1,319         1,405         1,409
-------------------------------------------------------------------------------------------------------
  Total                                                          $113,321      $119,142      $123,038
=======================================================================================================



Net realized investment gains for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                  $5,053        $3,721        $9,196
Commercial mortgage loans                                             --           215            (2)
Other                                                                 --            --            (2)
Reduction in the allowance for loan losses                         1,530            --            --
-------------------------------------------------------------------------------------------------------
  Total                                                           $6,583        $3,936        $9,192
=======================================================================================================



5. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                             $241,568      $230,270      $208,890
Impact of SOP 05-1 at adoption                                    (13,939)           --            --
Capitalization of acquisition costs                                34,491        32,713        33,519
Amortization, excluding impact of annual third quarter
changes in DAC-related assumptions                                (25,438)      (25,259)      (22,650)
Amortization, impact of annual third quarter changes in DAC-
related assumptions                                                (2,600)        1,000         3,600
Impact of changes in net unrealized securities losses                 479         2,844         6,911
-------------------------------------------------------------------------------------------------------
Balance at December 31                                           $234,561      $241,568      $230,270
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $15,658       $11,554       $ 8,382
Impact of SOP 05-1 at adoption                                       (496)           --            --
Capitalization of sales inducements                                 6,266         6,073         3,960
Amortization                                                       (2,046)       (2,196)       (1,383)
Impact of changes in net unrealized securities losses                  65           227           595
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $19,447       $15,658       $11,554
=======================================================================================================



6. VARIABLE ANNUITY GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life of NY contain GMDB provisions. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life of NY offers contracts with GMWB and GMAB provisions. RiverSource Life of NY previously offered contracts containing GMIB provisions. RiverSource Life of NY has established additional liabilities for the variable annuity death benefits, GMIB provisions and for life contingent benefits associated with GMWB provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. The GMWB offered initially guarantees that the client can withdraw 7% per year until the amount withdrawn is equal to the guaranteed amount, regardless of the performance of the underlying funds. In 2006, RiverSource Life of NY began offering an enhanced withdrawal benefit that gives policyholders a choice to withdraw 6% per year for the life of the policyholder or 7% per year until the amount withdrawn is equal to the guaranteed amount. In 2007, RiverSource Life added a new GMWB benefit design that is available in a joint version that promises 6% withdrawals while either contractholder remains alive. In addition, once withdrawals begin, the policyholder's funds are moved to one of the three less aggressive asset allocation models (of the five that are available prior to withdrawal).



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life of NY has established additional liabilities as of December 31:

----------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1)
(IN THOUSANDS, EXCEPT AGE)                                                                                  2007          2006
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR RETURN OF PREMIUM:
                                                              Total contract value                       $1,184,219    $  759,673
                                                              Contract value in separate accounts        $1,109,067    $  712,245
                                                              Net amount at risk(2)                      $      882    $      245
                                                              Weighted average attained age                      61            60
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMDB PROVIDING FOR SIX-YEAR RESET:
                                                              Total contract value                       $1,304,566    $1,488,039
                                                              Contract value in separate accounts        $1,116,139    $1,246,844
                                                              Net amount at risk(2)                      $   14,067    $   15,483
                                                              Weighted average attained age                      60            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMDB PROVIDING FOR ONE-YEAR RATCHET:
                                                              Total contract value                       $  362,425    $  278,970
                                                              Contract value in separate accounts        $  336,584    $  252,522
                                                              Net amount at risk(2)                      $    3,077    $      371
                                                              Weighted average attained age                      62            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMDB PROVIDING FOR FIVE-YEAR RATCHET:
                                                              Total contract value                       $  126,796    $   74,233
                                                              Contract value in separate accounts        $  121,470    $   71,223
                                                              Net amount at risk(2)                      $      346    $        5
                                                              Weighted average attained age                      67            57
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH OTHER GMDB:
                                                              Total contract value                       $    3,640    $    2,710
                                                              Contract value in separate accounts        $    3,231    $    2,034
                                                              Net amount at risk(2)                      $       --    $      248
                                                              Weighted average attained age                      65            73
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GGU DEATH BENEFIT:
                                                              Total contract value                       $      117    $       97
                                                              Contract value in separate accounts        $      117    $       97
                                                              Net amount at risk(2)                      $       --    $       --
                                                              Weighted average attained age                      48            48
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMIB:
                                                              Total contract value                       $   33,422    $   33,281
                                                              Contract value in separate accounts        $   30,363    $   30,164
                                                              Net amount at risk(2)                      $      281    $        7
                                                              Weighted average attained age                      60            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMWB:
                                                              Total contract value                       $  277,403    $  258,112
                                                              Contract value in separate accounts        $  268,918    $  256,298
                                                              Benefit amount in excess of account
                                                              value                                      $    1,631    $       --
                                                              Weighted average attained age                      61            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMWB FOR LIFE:
                                                              Total contract value                       $  399,010    $  111,338
                                                              Contract value in separate accounts        $  383,259    $  109,281
                                                              Benefit amount in excess of account
                                                              value                                      $    1,702    $       --
                                                              Weighted average attained age                      62            62
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMAB:
                                                              Total contract value                       $  109,751    $   66,629
                                                              Contract value in separate accounts        $  106,321    $   65,067
                                                              Benefit amount in excess of account
                                                              value                                      $      157    $       --
                                                              Weighted average attained age                      55            54
----------------------------------------------------------------------------------------------------------------------------------



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

 (1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit always equals account value are not shown in this table.
 (2) Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

 For the year ended December 31, 2007, additional liabilities (assets) and incurred claims (adjustments) were:

(IN THOUSANDS)                                          GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                            $1,283          $29         $(1,539)      $  236
Reported claims                                               57           --              --           --
Liability (asset) balance at December 31                   1,152           26           6,308        1,651
Incurred claims (adjustments) (sum of reported and
change in liability (assets))                                (74)          (3)          7,847        1,415


 For the year ended December 31, 2006, additional liabilities (assets) and incurred claims (adjustments) were:

(IN THOUSANDS)                                          GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                            $  771          $--         $   203        $  9
Reported claims                                              508           --              --          --
Liability (asset) balance at December 31                   1,283           29          (1,539)        236
Incurred claims (adjustments) (sum of reported and
change in liability (assets))                              1,020           29          (1,742)        227


The liabilities for guaranteed benefits are supported by general account assets. Changes in these liabilities are included in benefits, claims, losses and settlement expenses.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

7. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds as of December 31, consisted of the following:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------
Fixed annuities                                                         $1,108,669    $1,242,031
Variable annuities fixed sub-accounts                                      294,532       318,757
GMWB variable annuity guarantees                                             6,308        (1,539)
GMAB variable annuity guarantees                                             1,651           236
Other variable annuity guarantees                                            1,178         1,313
-------------------------------------------------------------------------------------------------
  Total annuities                                                        1,412,338     1,560,798
Variable universal life ("VUL")/ universal life ("UL") insurance           149,456       146,923
Other life, DI and LTC insurance                                           213,937       201,388
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                           1,775,731     1,909,109
Policy claims and other policyholders' funds                                 6,460         9,206
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                  $1,782,191    $1,918,315
=================================================================================================



Separate account liabilities as of December 31, consisted of the following:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                  $2,736,820    $2,298,810
VUL insurance variable sub-accounts                                        349,240       319,410
Other insurance variable sub-accounts                                        1,168         1,460
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                    $3,087,228    $2,619,680
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life of NY generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life of NY contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The changes in fair values of these embedded derivatives are reflected in benefits, claims, losses and settlement expenses. The negative fair value for GMWB at December 31, 2006



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

reflected that under conditions and expectations at that time, RiverSource Life of NY believed the applicable fees charged for the rider would more than offset the future benefits paid to policyholders under the rider provisions. RiverSource Life of NY does not currently hedge its risk under the GMDB, GGU and GMIB provisions. The total value of variable annuity contracts with GMWB riders increased from $369.5 million at December 31, 2006 to $676.4 million at December 31, 2007. The total value of variable annuity contracts with GMAB riders increased from $66.6 million at December 31, 2006 to $109.7 million at December 31, 2007. As a means of economically hedging its obligations under GMWB and GMAB provisions, RiverSource Life of NY purchases equity put and call options, enters into interest rate swaps and trades equity futures contracts. The changes in the fair value of these hedge derivatives are included in net investment income. The notional amounts and fair value assets (liabilities) of these options, swaps and futures as of December 31, were as follows:

                                                                                  2007
-------------------------------------------------------------------------------------------------
                                                                         NOTIONAL        FAIR
(IN THOUSANDS)                                                            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------
Purchased options and futures                                            $297,629       $18,337
Interest rate swaps                                                       113,000           586
Sold equity futures                                                       (15,511)           --


Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life of NY. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders. RiverSource Life of NY also offers term and whole life insurance as well as disability products. RiverSource Life of NY no longer offers LTC products but has inforce policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

8. INCOME TAXES

RiverSource Life of NY qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life of NY is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes for the years ended December 31 were:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                         $16,760       $15,395       $ 5,417
  State                                                             1,056         2,685         2,204
-------------------------------------------------------------------------------------------------------
Total current income tax                                           17,816        18,080         7,621
Deferred federal income tax                                         1,184         4,877        14,182
-------------------------------------------------------------------------------------------------------
Income tax provision                                              $19,000       $22,957       $21,803
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% for the years ended December 31 are as follows:

                                                                   2007          2006          2005
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%         35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (7.9)         (4.2)         (3.5)
  State taxes, net of federal benefit                               1.1           2.5           2.2
  Taxes applicable to prior years                                   3.8           0.6          (0.3)
  Foreign tax credit, net of addback                               (1.1)         (0.6)         (0.3)
-------------------------------------------------------------------------------------------------------
Income tax provision effective rate                                30.9%         33.3%         33.1%
=======================================================================================================



RiverSource Life of NY's effective tax rate was 30.9% and 33.3% for the years ended December 31, 2007 and 2006, respectively. The decrease in the effective tax rate was primarily due to higher tax advantaged items relative to pretax income.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life of NY's deferred income tax assets and liabilities as of December 31, 2007 and 2006 are reflected in the following table:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------

Deferred income tax assets:
  Liabilities for future policy benefits                                 $ 55,506      $ 49,299
  Investment related                                                           --         2,193
  Net unrealized losses on Available-for Sale securities                    5,543         6,066
  Other                                                                     2,497         2,891
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           63,546        60,449

Deferred income tax liabilities:
  DAC                                                                      65,262        68,408
  DSIC                                                                      6,703         5,399
  Other                                                                     5,434         3,758
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      77,399        77,565
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                      $(13,853)     $(17,116)
=================================================================================================



RiverSource Life of NY is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life of NY's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

Based on analysis of RiverSource Life of NY's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life of NY to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2007 and 2006.

Effective January 1, 2007, RiverSource Life of NY adopted the provisions of FIN
48. The amount RiverSource Life of NY recognized as a result of the implementation of FIN 48 was not material.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Balance at January 1                                                              $   --
Additions based on tax positions related to the current year                       1,637
Additions for tax positions of prior years                                         1,844
-------------------------------------------------------------------------------------------
Balance at December 31                                                            $3,481
===========================================================================================



If recognized, approximately nil and $2.3 million, net of federal tax benefits, of the unrecognized tax benefits as of January 1, 2007 and December 31, 2007, respectively, would affect the effective tax rate.

RiverSource Life of NY recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life of NY recognized interest and penalties of $259 thousand for the year ended December 31, 2007. The Company had nil and $259 thousand for the payment of interest and penalties accrued at January 1, 2007 and December 31, 2007, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of RiverSource Life of NY, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $300 thousand to $400 thousand in the next 12 months.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal, state and local or non-U.S. income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return, commenced an examination of RiverSource Life's U.S. income tax returns for 1997 through 2002 in the third quarter of 2005. In the first quarter of 2007, the IRS expanded the period of the exam to include 2003 through 2004. RiverSource Life or certain of its subsidiaries state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2005.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies and has added the project to the 2007-2008 Priority Guidance Plan. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life of NY receives. Management believes that it is likely that any such regulations would apply prospectively only. For the year ended December 31, 2007, RiverSource Life of NY recorded a benefit of approximately $2.5 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial's affiliated group until 2010. RiverSource Life of NY will be included in the RiverSource Life's consolidated income tax return.

The items comprising other comprehensive income in the Statements of Shareholder's Equity are presented net of the following income tax benefit amounts:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $523         $(5,950)     $(21,228)
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $523         $(5,950)     $(21,228)
=======================================================================================================



9. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For RiverSource Life of NY, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York, and are subject to potential disapproval. RiverSource Life of NY's statutory unassigned surplus aggregated $164.5 million and $221.7 million as of December 31, 2007 and 2006, respectively.

Statutory net gain from operations and net income for the years ended December 31 and statutory surplus and statutory capital and surplus as of December 31 are summarized as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Statutory net gain from operations                               $ 33,925      $ 61,735      $ 36,728
Statutory net income                                               43,164        63,001        36,877
Statutory surplus                                                 281,414       329,528       287,672
Statutory capital and surplus                                     283,414       331,528       289,672
-------------------------------------------------------------------------------------------------------



10. RELATED PARTY TRANSACTIONS

Ameriprise Financial was the investment manager for the proprietary mutual funds used as investment options by RiverSource Life of NY's variable annuity and variable life insurance contractholders through the third quarter of 2005. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. RiverSource Life of NY provides all fund management services, other than investment management and is compensated for the administrative services it provides. For the years ended December 31, 2007 and 2006, RiverSource Life of NY received $3.7 million and $3.6 million, respectively, from RiverSource Investments, LLC for administrative services provided by RiverSource Life of NY. For the year ended December 31, 2005, RiverSource Life of NY received $2.1 million from Ameriprise Financial and $0.7 million from RiverSource Investments, LLC for services provided for the periods they each were investment managers.

RiverSource Life of NY participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life of NY contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. RiverSource Life of NY's share of the total net periodic pension cost was approximately $90 thousand, $98 thousand, and $75 thousand for each of the years ended December 31, 2007, 2006 and 2005, respectively.

RiverSource Life of NY participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $83 thousand in 2007, $78 thousand in 2006 and $55 thousand in 2005.

RiverSource Life of NY also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life of NY contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2007, 2006 and 2005 were $144 thousand, $143 thousand and $128 thousand, respectively.

RiverSource Life of NY has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2007, 2006 and 2005, which are calculated on the basis of commission earnings of the individual financial advisors, were $11 thousand, $16 thousand, and $49 thousand, respectively. Such costs are included in DAC.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life of NY for use of joint facilities, technology support, marketing services and other services aggregated $32.3 million, $26.1 million and $29.0 million for 2007, 2006 and 2005, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life of NY may not be reflective of expenses that would have been incurred by RiverSource Life of NY on a stand-alone basis.

During 2007, 2006 and 2005, RiverSource Life of NY paid cash dividends of $83 million, $25 million and $23 million, respectively, to RiverSource Life Insurance Company. A portion of the 2007 dividends was considered extraordinary and was paid only after making the required advance notice to the New York State Insurance Department, RiverSource Life of NY's primary state regulator.

Included in other liabilities at December 31, 2007 and 2006 are $5.8 million and $1.3 million, respectively, payable to Ameriprise Financial for federal income taxes.

11. REINSURANCE

At December 31, 2007, 2006 and 2005, traditional life and universal life insurance inforce aggregated $10.3 billion, $9.6 billion and $9.0 billion, respectively, of which $5.4 billion, $4.5 billion and $3.7 billion were reinsured at the respective year ends. Life insurance inforce is reported on a statutory basis. RiverSource Life of NY also reinsures a portion of the risks under LTC policies.

The effect of reinsurance on premiums for the years ended December 31, is as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Direct premiums                                                   $33,729       $32,764       $36,202
Reinsurance ceded                                                  (6,925)       (5,661)       (6,006)
-------------------------------------------------------------------------------------------------------
Net premiums                                                      $26,804       $27,103       $30,196
=======================================================================================================



Policy and contract charges are presented on the Statements of Income net of $3.5 million, $3.3 million and $3.3 million of reinsurance ceded for the years ended December 31, 2007, 2006 and 2005, respectively.

Reinsurance recovered from reinsurers amounted to $2.7 million, $3.1 million and $3.1 million, for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance contracts do not relieve RiverSource Life of NY from its primary obligation to policyholders.

12. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable RiverSource Life of NY to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life of NY does not engage in any derivative instrument trading activities. Credit risk associated with RiverSource Life of NY's derivatives is limited to the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, RiverSource Life of NY may, from time to time, enter into master netting agreements wherever practical. As of December 31, 2007, the total net fair values, excluding accruals, of derivative assets were $19.1 million and derivative liabilities were $426 thousand. The net notional amount of derivatives as of December 31, 2007 was $395.1 million, consisting of $410.6 million purchased and $15.5 million written.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Derivatives Not Designated as Hedges
RiverSource Life of NY has economic hedges that either do not qualify or are not designated for hedge accounting treatment. The fair value assets of purchased derivatives for the year ended December 31 was as follows:

                                                                                   2007
-------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   PURCHASED
-------------------------------------------------------------------------------------------
GMWB and GMAB                                                                     $18,923
-------------------------------------------------------------------------------------------
Total                                                                             $18,923
===========================================================================================



Futures contracts are settled daily by exchanging cash with the counterparty and gains and losses are reported in earnings. Accordingly, there are no amounts on the Balance Sheets related to these contracts.

Certain annuity products contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life of NY economically hedges the exposure related to the GMWB and GMAB provisions using various equity futures, equity options and interest rate swaps. The premium associated with certain of these options is paid semi-annually over the life of the option contract. As of December 31, 2007, the remaining payments RiverSource Life of NY is scheduled to make for these options total $14.3 million through December 31, 2022.

13. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2007 and 2006, and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of RiverSource Life of NY, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying values and fair values of financial instruments at December 31:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN THOUSANDS)                                             VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair
values                                                  $4,753,107    $4,753,107    $4,447,472    $4,447,472
Commercial mortgage loans, net                             226,481       223,045       255,110       260,005

FINANCIAL LIABILITIES
Net liabilities for which carrying values approximate
fair values                                             $    8,385    $    8,385    $     (945)   $     (945)
Fixed account reserves                                   1,308,317     1,281,504     1,464,602     1,430,427
Separate account liabilities                             2,736,820     2,615,643     2,298,810     2,202,737
-------------------------------------------------------------------------------------------------------------



FINANCIAL ASSETS
Assets for which carrying values approximate fair values include cash and cash equivalents, Available-for-Sale securities, policy loans, trading securities, separate account assets and derivative financial instruments. Generally, these assets are either short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

The fair value of commercial mortgage loans, except those with significant credit deterioration, was estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values were based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values include certain other liabilities and derivative liabilities. Generally, these liabilities are either short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

Fair values of fixed annuities in deferral status were estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value was estimated using discounted cash flows based on current interest rates. The fair value of these reserves excluded life insurance-related elements of $94.9 million and $96.2 million as of December 31, 2007 and 2006, respectively. If the fair value of the fixed annuities were realized, the write-off of DAC and DSIC would be $20.6 million and $28.0 million as of December 31, 2007 and 2006, respectively.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Fair values of separate account liabilities, excluding life insurance-related elements of $350.4 million and $320.9 million as of December 31, 2007 and 2006, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write-off of the DAC and DSIC associated with separate account liabilities of $122.2 million and $116.7 million as of December 31, 2007 and 2006, respectively.

14. COMMITMENTS AND CONTINGENCIES

At December 31, 2007 and 2006, RiverSource Life of NY had no material commitments to purchase investments other than mortgage loan fundings (see Note
4).

RiverSource Life of NY's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2007, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life of NY's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life of NY's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life of NY has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

15. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and shareholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Net income, per accompanying financial statements                 $42,496       $45,990      $ 44,210
Deferred acquisition costs                                         (6,453)       (8,454)      (14,469)
Deferred sales inducement costs                                    (4,220)       (3,877)       (2,577)
Adjustments of future policy benefit liabilities                   (4,408)       11,274       (10,343)
Deferred income tax expense                                         1,184         4,877        14,182
Net investment income                                              (4,744)           --            --
Provision for losses on investments                                    --            --          (500)
Interest maintenance reserves gain/loss transfer and
amortization                                                       (1,964)         (557)       (5,262)
Adjustment to separate account reserves                            19,189        17,774        14,075
Other, net                                                          2,084        (4,026)       (2,439)
-------------------------------------------------------------------------------------------------------
Statutory-basis net income                                        $43,164       $63,001      $ 36,877
=======================================================================================================



The following table is a reconciliation of statutory-basis net income for 2007 previously reported to the New York Department of Insurance in the 2007 Annual Statement to the statutory-basis net income reported above:

(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Statutory-basis net income, previously reported in the 2007 Annual Statement      $34,027
Tax adjustment                                                                      9,137
-------------------------------------------------------------------------------------------
Statutory-basis net income, adjusted                                              $43,164
===========================================================================================




RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial statements      $ 420,247     $ 468,990     $ 459,039
Deferred acquisition costs                                        (234,561)     (241,568)     (230,270)
Deferred sales inducements costs                                   (19,447)      (15,658)      (11,554)
Adjustments of future policy benefit liabilities                    54,115        44,707        27,866
Deferred income tax liabilities                                     45,272        46,869        57,340
Asset valuation reserve                                            (13,891)      (16,631)      (18,077)
Net unrealized loss (gain) on investments                           19,374        20,348          (557)
Adjustments of separate account liabilities                        107,739        94,387        76,613
Premiums due, deferred and in advance                                2,410         4,623           925
Deferred revenue liability                                           5,810         5,426         4,242
Reserves for commercial mortgage loan losses                         1,188         2,718         3,218
Non-admitted assets                                                (27,088)      (24,089)      (35,877)
Interest maintenance reserve                                       (11,807)       (9,867)       (9,310)
Reinsurance ceded reserves                                         (52,645)      (44,276)      (35,042)
Other, net                                                         (13,302)       (4,451)        1,116
-------------------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                              $ 283,414     $ 331,528     $ 289,672
=======================================================================================================



The following table is a reconciliation of statutory-basis capital and surplus as of December 31, 2007 previously reported to the New York Department of Insurance in the 2007 Annual Statement to the statutory-basis capital and surplus reported above:

(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Statutory-basis capital and surplus, previously reported in the 2007 Annual
Statement                                                                        $274,277
Tax adjustment                                                                      9,137
-------------------------------------------------------------------------------------------
Statutory-basis capital and surplus, adjusted                                    $283,414
===========================================================================================


(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144
Albany, NY 12205
(800) 541-2251

        (C) 2008 RiverSource Life Insurance Company. All rights reserved. S-6174 Z (5/08)